                                                                   EXHIBIT 10.13


                               ESCROW AGREEMENT


    THIS ESCROW AGREEMENT, dated as of December 18, 1996 ("Escrow Agreement"), is by and among CIG & CO. ("CIG"), METROPOLITAN LIFE INSURANCE COMPANY (as successor by merger to New England Mutual Life Insurance Company) ("MetLife"), SCOTT CABLE COMMUNICATIONS, INC. (the "Company"), and FIRST UNION BANK OF CONNECTICUT, a national banking association, as Escrow Agent hereunder ("Escrow Agent").

                                  BACKGROUND

    A. The Company, together with its stockholders (collectively, the "Debtors"), filed voluntary petitions for reorganization under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") on February 14, 1996 (the "Petition Date"). On the date hereof, the Debtors' Second Amended Joint Plan of Reorganization dated October 31, 1996 (as amended and modified, the "Plan") has become effective and today is the Effective Date (as defined in the Plan).

    B. CIG is the holder of $6,153,332.18 aggregate outstanding principal amount of Series A Senior Secured Notes of the Company due 1995 and $4,425,673.92 aggregate outstanding principal amount of Series D Senior Secured Notes of the Company due 1995 (collectively, the "CIG Notes"), which were issued pursuant to the Amended and Restated Note Agreement dated as of June 30, 1993
between CIG and the Company.   MetLife is the holder of $3,918,959.92 aggregate
outstanding principal amount of Series A Senior Secured Notes of the Company due 1995 and $1,836,466.11 aggregate outstanding principal amount of Series C Senior Secured Notes of the Company due 1995 (collectively, the "MetLife Notes", and collectively with the CIG Notes, the "Notes"), which were issued pursuant to the Amended and Restated Note Agreement dated as of June 30, 1993 between MetLife and the Company.

    C. Pursuant to the Plan, on the Effective Date, the Company is paying to CIG and MetLife in immediately available funds the aggregate outstanding principal balance of the CIG Notes and the MetLife Notes, respectively, all accrued but unpaid interest thereon through the Petition Date, all accrued but unpaid interest on such Notes from the Petition Date through the Effective Date at the respective pre-default interest rates provided for in such Notes, and all reasonable fees and expenses incurred by CIG and MetLife through the Effective Date.

    D. The CIG Notes and the MetLife Notes all provide that overdue amounts shall bear interest at a rate equal to 2% above the interest rate otherwise in effect (the "2% Differential"). Each of CIG and MetLife timely filed a Proof of Claim with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") that included claims for the 2% Differential on the outstanding principal balance of their respective Notes, all of which Notes matured on November 15, 1995. The Company disputes the payment of the 2% Differential accrued from and after the
Petition Date.   The Court has not yet determined whether the 2% Differential for each of CIG and MetLife is an allowed claim against the Company under the Bankruptcy Code and has therefore ruled and directed in connection with the confirmation of the Plan that a segregated escrow account be established and held by the Escrow Agent, on the terms set forth herein, (i) for CIG in the aggregate amount of $251,550, and (ii) for MetLife in the aggregate amount of $135,450.

    E. Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it and the earnings thereon in accordance with the terms of this Escrow Agreement.

    F. Each of CIG and MetLife (each a "Noteholder" and collectively, the "Noteholders") and the Company have each appointed their respective Representatives (as defined below) to represent them for all purposes in connection with the funds to be deposited with Escrow Agent and this Escrow Agreement.

    G. In order to establish the escrow of funds and to effect the direction of the Bankruptcy Court with respect to the 2% Differential, the parties hereto have entered into this Escrow Agreement.


                            STATEMENT OF AGREEMENT

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1. DEFINITIONS. The following terms shall have the following meanings when used herein:

    "Allowed Amount" shall mean the amount determined by the Bankruptcy Court or another court of competent jurisdiction by a final, non-appealable order to be due and owing by the Company to such Noteholder with respect to such Noteholder's 2% Differential Claim (other than with respect to reasonable fees
and expenses).   Escrow Agent shall have no liability or responsibility to
question or determine the accuracy or reasonableness of any Allowed Amount.

    "CIG Escrow Funds" shall mean the funds which were transferred into the Escrow Account pursuant to SECTION 3.a., plus any interest and other income thereon, less amounts disbursed from such funds in accordance with this Escrow Agreement.

    "CIG Portion" shall mean the portion of the Escrow Account consisting of the CIG Escrow Funds.

    "CIG Representative" shall mean James R. Kuzemchak or any other person designated in a writing signed by CIG and delivered to Escrow Agent, the Company Representative and the other Noteholders Representatives in accordance with the notice provisions of this Escrow Agreement, to act as CIG's representative under this Escrow Agreement.

    "Company's Certificate of Non-Allowed Claim and Direction" shall mean a certificate signed by the Company's Representative (a) certifying that the Bankruptcy Court or another court of competent jurisdiction has ruled or determined by a final, non-appealable order, that the Noteholder referred to therein is not entitled to payment of such Noteholder's 2% Differential Claim (other than with respect to reasonable fees and expenses), and attached to which is a copy of such final, non-appealable order, certified by an appropriate court official, setting forth such ruling or determination, and (b) directing the Escrow Agent to disburse to the Company the amount of such Noteholder's Escrow Funds less such Noteholder's Fee Amount.

    "Company Representative" shall mean Bruce Armstrong or any other person designated in a writing signed by the Company and delivered to Escrow Agent and the Noteholders Representatives in accordance with the notice provisions of this Escrow Agreement, to act as its representative under this Escrow Agreement.

    "Escrow Account" shall mean the segregated escrow account established and held by the Escrow Agent under this Escrow Agreement to fund payment, out of their respective Escrow Funds, of each Noteholder's Allowed Amount and reasonable fees and expenses.

    "Escrow Period" shall mean the period commencing on the date hereof and ending on December 18, 1999.

    "Joint Written Direction" shall mean a written direction executed by a Noteholder's Representative and the Company's Representative and directing Escrow Agent to disburse all or a portion of such Noteholder's Escrow Funds.

    "MetLife Escrow Funds" shall mean the funds which were transferred into the Escrow Account pursuant to SECTION 3.b., plus any interest and other income thereon, less amounts disbursed from such funds in accordance with this Escrow Agreement.

    "MetLife Portion" shall mean the portion of the Escrow Account consisting of the MetLife Escrow Funds.

    "MetLife Representative" shall mean Jacqueline D. Jenkins or any other person designated in a writing signed by MetLife and delivered to Escrow Agent, the Company Representative and the other Noteholders Representatives in accordance with the notice provisions of this Escrow Agreement, to act as MetLife's representative under this Escrow Agreement.

    "Noteholder's Certificate of Allowed Amount and Direction" shall mean a certificate signed by a Noteholder's Representative (a) certifying that the Bankruptcy Court or another court of competent jurisdiction has ruled or determined by a final, non-appealable order, that the Noteholder referred to therein is entitled to payment of the Allowed Amount set forth therein, and attached to which is a copy of such final, non-appealable order, certified by an appropriate court official, and (b) directing the Escrow Agent (i) to disburse to such Noteholder the Allowed Amount from such Noteholder's Escrow Funds, and
(ii) to disburse to the Company the balance of such Noteholder's Escrow Funds less such Noteholder's Fee Amount.

    "Noteholder's Certificate of Allowed Fee Amount and Direction" shall mean a certificate signed by a Noteholder's Representative (a) certifying either (i) that such Noteholder has submitted to the Company a statement for the reasonable fees and expenses incurred by such Noteholder in connection with such Noteholder's 2% Differential Claim and that the Company has not, within ten days after delivery of such statement, contested in writing the reasonableness of such fees and expenses or (ii) that the Bankruptcy Court or another court of competent jurisdiction has ruled or determined by a final, non-appealable order, that such Noteholder is entitled to payment of the reasonable fees and expenses set forth in such order, and attached to which is a copy of such final, non-appealable order, certified by an appropriate court official, and
(b) directing the Escrow Agent to disburse to such Noteholder the amount of such statement or the amount set forth in such order, as the case may be, provided that the amount allowed with respect to fees and expenses of such Noteholder shall not exceed such Noteholder's Fee Amount, with the balance of such Noteholder's Escrow Funds, if any, to be disbursed to the Company after payment of any other amounts being disbursed from such Noteholder's Escrow Funds.

    "Noteholder's Certificate of Undisputed Amount and Direction" shall mean a certificate signed by a Noteholder's Representative (a) certifying that the Company has not, on or before the ninetieth day after the date hereof as provided in the Plan, filed with the Bankruptcy Court an objection to such Noteholder's 2% Differential Claim, and (b) directing the Escrow Agent (i) to disburse from such Noteholder's Escrow Funds to such Noteholder the amount of such Noteholder's Undisputed Amount, and (ii) to disburse to the Company the balance of such Noteholder's Escrow Funds less such Noteholder's Fee Amount.

    "Noteholder's 2% Differential Claim" shall mean the claim by a Noteholder for (i) payment of the 2% Differential accrued on the outstanding principal balance of such Noteholders' Notes from and after the Petition Date though the Effective Date, (ii) interest thereon from the date hereof, and (iii) the reasonable fees and expenses of such Noteholder incurred in connection with its claim for the 2% Differential.

    "Noteholders' Escrow Funds" shall mean the CIG Escrow Funds and the MetLife Escrow Funds.

    "Noteholder's Fee Amount" shall mean $16,250 in the case of CIG and $8,750 in the case of MetLife.

    "Noteholders' Representatives" shall mean the CIG Representative and the MetLife Representative.

    "Removal Written Direction" shall mean a written direction executed by all Representatives and directing that the Escrow Agent be removed in accordance with SECTION 7 hereof.

    "Representatives" shall mean the Noteholders Representatives and the Company Representative.

    "Undisputed Amount" shall mean a Noteholder's 2% Differential Claim, plus interest on such Noteholder's 2% Differential Claim from the date hereof through the date of payment of such Noteholder's 2% Differential Claim, at the
applicable default interest rates under such Noteholder's Notes.   Escrow Agent
shall have no liability or responsibility to question or determine the accuracy or reasonableness of any Undisputed Amount.

    2. APPOINTMENT OF AND ACCEPTANCE BY ESCROW AGENT. CIG, MetLife, the Company and the Representatives hereby appoint Escrow Agent to serve as escrow agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with SECTION 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Escrow Agreement. The Company represents and warrants to and covenants with the Noteholders and the Escrow Agent that the Escrow Funds are not subject to any lien, claim, encumbrance or security interest, or filed or to be filed financing statement, including without limitation any lien or security interest in favor
of FINOVA Capital Corporation.   It is hereby agreed that the Escrowed Funds
shall not constitute property of the Company or the Noteholders unless and until disbursed to such entity in accordance with this Escrow Agreement.

    3.   CREATION OF ESCROW ACCOUNT AND ESCROW FUNDS.

    a. On the date hereof, the Company will transfer the sum of $251,550 to Escrow Agent, by wire transfer of immediately available funds, to the following account to fund the CIG Portion of the Escrow Account:

              First Union National Bank
              Charlotte, North Carolina
              ABA # 053000219
              Credit to: Trust Ops Ledger #465946
              FFC: Scott Cable #9572830602
              Attn: Lynne Thompson



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

    b. On the date hereof, the Company will transfer the sum of $135,450 to Escrow Agent, by wire transfer of immediately available funds, to the following account to fund the MetLife Portion of the Escrow Account:

              First Union National Bank
              Charlotte, North Carolina
              ABA # 053000219
              Credit to: Trust Ops Ledger #465946
              FFC: Scott Cable #9572830602
              Attn: Lynne Thompson

    4.   DISBURSEMENTS OF ESCROW FUNDS.

         a. NOTEHOLDER'S CERTIFICATE OF UNDISPUTED AMOUNT AND DIRECTION. Escrow Agent shall disburse a Noteholder's Escrow Funds, at any time and from time to time, on the fifteenth day after receipt of and in accordance with a Noteholder's Certificate of Undisputed Amount and Direction from such Noteholder's Representative.

         b. NOTEHOLDER'S CERTIFICATE OF ALLOWED AMOUNT AND DIRECTION. Escrow Agent shall disburse a Noteholder's Escrow Funds, at any time and from time to time, on the fifteenth day after receipt of and in accordance with a Noteholder's Certificate of Allowed Amount and Direction from such Noteholder's Representative.

         c. NOTEHOLDER'S CERTIFICATE OF ALLOWED FEE AMOUNT AND DIRECTION. Escrow Agent shall disburse a Noteholder's Escrow Funds, at any time and from time to time, on the fifteenth day after receipt of and in accordance with a Noteholder's Certificate of Allowed Fee Amount and Direction.

         d. COMPANY'S CERTIFICATE OF NON-ALLOWED CLAIM AND DIRECTION. Escrow Agent shall disburse a Noteholder's Escrow Funds, at any time and from time to time, on the fifteenth day after receipt of and in accordance with a Company's Certificate of Non-Allowed Claim and Direction with respect to such Noteholder.

         e. JOINT WRITTEN DIRECTION. Escrow Agent shall disburse a Noteholder's Escrow Funds, at any time and from time to time, upon receipt of and in accordance with a Joint Written Direction of such Noteholder's Representative and the Company's Representative.

         f. EXPIRATION OF ESCROW PERIOD. Upon the expiration of the Escrow Period, Escrow Agent shall distribute to each Noteholder all such

              Noteholder's Escrow Funds, as promptly as practicable, without any instruction or direction from any Representative.

    Any Noteholder's Certificate of Undisputed Amount and Direction, Noteholder's Certificate of Allowed Amount and Direction, Noteholder's Certificate of Allowed Fee Amount and Direction, or Company's Certificate of Non-Allowed Claim and Direction shall be delivered to all Representatives concurrently with its delivery to the Escrow Agent.

    All disbursements of funds from the Escrow Funds shall be subject to the claims of Escrow Agent and the Indemnified Parties (as defined below) pursuant to SECTION 9 below.

    5. DISBURSEMENT INTO COURT. If, at any time, there shall exist any dispute between the Noteholders and the Company or the Representatives with respect to the holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the Representatives have not within 30 days of the furnishing by Escrow Agent of a notice of resignation pursuant to
SECTION 7 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

         a. suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); PROVIDED, HOWEVER, that Escrow Agent shall continue to invest the Escrow Funds in accordance with SECTION 6 hereof; and/or

         b. petition (by means of an interpleader action or any other appropriate method) the Bankruptcy Court or any other court of competent jurisdiction for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court for holding and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

Escrow Agent shall have no liability to the Noteholders, the Company, their respective shareholders or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in or with respect to any other action required or requested of Escrow Agent.

    6. INVESTMENT OF FUNDS. Escrow Agent shall invest and reinvest the funds held in a Noteholder's Escrow Funds as the Company's Representative shall direct (subject to applicable minimum investments) in writing from time to time; PROVIDED, HOWEVER, that no investment or reinvestment may be made except in the following:

         a. direct obligations of the United States of America or obligations the principal of and the interest on which are unconditionally guaranteed by the United States of America;

         b. negotiable certificates of deposit issued by any bank, bank and trust company, or national banking association (including Escrow Agent and its affiliates), which certificates of deposit are insured by the Federal Deposit Insurance Corporation; or

         c. any money market fund substantially all of which is invested in the foregoing investment categories, including any money market fund managed by Escrow Agent and any of its affiliates.

    If Escrow Agent has not received a written direction from the Company's Representative at any time that an investment decision must be made, Escrow Agent shall invest the Escrow Funds, or such portion thereof as to which no written direction has been received, in investments described in clause (c) above. Each of the foregoing investments shall be made in the name of Escrow Agent. No investment shall be made in any instrument or security that has a remaining maturity of greater than six (6) months. Notwithstanding anything to the contrary contained herein, Escrow Agent may, without notice to the Representatives, sell or liquidate any of the foregoing investments at any time if the proceeds thereof are required for any release of funds permitted or required hereunder, and Escrow Agent shall not be liable or responsible for any loss, cost or penalty resulting from any such sale or liquidation. With respect to any funds received by Escrow Agent for deposit into the Escrow Funds or any written direction received by Escrow Agent with respect to investment of any funds in the Escrow Funds after ten o'clock, a.m., Charlotte, North Carolina, time, Escrow Agent shall not be required to invest such funds or to effect such investment instruction until the next day upon which banks in Charlotte, North Carolina are open for business.

    7. RESIGNATION AND REMOVAL OF ESCROW AGENT. Escrow Agent may resign from the performance of its duties hereunder at any time by giving ten (10) days' prior written notice to the Representatives or may be removed, with or without cause, by the Representatives, acting jointly by furnishing a Removal Written Direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided hereinbelow. Upon any such notice of resignation or removal, the Representatives jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000.
Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment of the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

    8.   LIABILITY OF ESCROW AGENT.

         a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, or this Escrow Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. The Company shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

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         b.   The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

    9. INDEMNIFICATION OF ESCROW AGENT. From and at all times after the date of this Escrow Agreement, the Company shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation the Company, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; PROVIDED, HOWEVER, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Company shall be required to pay such fees and expenses if (a) the Company agrees to pay such fees and expenses, or (b) the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified
Party in any such action or proceeding, (c) the Company is the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both Indemnified Party and the Company, and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company. The Company shall be liable to pay fees and expenses of counsel pursuant to the preceding sentence. All such fees and expenses payable by the Company pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. All of the foregoing losses, damages, costs and expenses of the Indemnified Parties shall be payable by the Company upon demand by such Indemnified Party. The obligations of the Company under this SECTION 9 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent shall be independent of any obligation of the Escrow Agent.

    The parties agree that neither the payment by the Company of any claim by Escrow Agent for indemnification hereunder nor the disbursement of any amounts to Escrow Agent from the Escrow Funds in respect of a claim by Escrow Agent for indemnification shall impair, limit, modify, or affect, as between the Company and the Noteholders the respective rights and obligations of the Company, on the one hand, and the Noteholders, on the other hand, in respect of the Noteholders' Claims.

    10.  FEES AND EXPENSES OF ESCROW AGENT.  the Company shall compensate
Escrow Agent for its services hereunder in an amount equal to $750 per annum, the fee for the first year having been paid by the Company in advance on the date hereof, and, in addition, shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this SECTION 10 shall be payable by the Company upon demand by Escrow Agent. The obligations of the Company under this SECTION 10 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

    Escrow Agent is authorized to, and may, disburse to itself from the Escrow Funds, from time to time, the amount of any compensation and reimbursement of out-of-pocket expenses due and payable hereunder, to the extent the Company has failed to pay the same, after written demand therefor (including any amount to which Escrow Agent or any Indemnified Party is entitled to seek indemnification pursuant to SECTION 9 hereof.) Escrow Agent shall notify the Representatives of any disbursement from the Escrow Funds to itself or any Indemnified Party in respect of any compensation or reimbursement hereunder and shall furnish to the Representatives copies of all related invoices and other statements. The Company, the Noteholders and the Representatives hereby grant to Escrow Agent and the Indemnified Parties a security interest in and lien upon the Escrow Funds and all funds therein to secure all obligations hereunder to Escrow Agent and the Indemnified Parties, and Escrow Agent and Indemnified Parties shall have the right to offset the amount of any compensation or reimbursement due any of them hereunder (including any claim for indemnification pursuant to SECTION 9 hereof) against the Escrow Funds. If for any reason funds in the Escrow
Funds are insufficient to cover such compensation and reimbursement, the Company shall promptly pay such amounts to Escrow Agent or any Indemnified
Party upon receipt of an itemized invoice.

    11.  REPRESENTATIONS AND WARRANTIES.

         a. Each Noteholder makes the following representations and warranties to Escrow Agent:

              (i) Such Noteholder has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder;

              (ii) This Escrow Agreement has been duly approved by all necessary corporate or other action of such Noteholder including any necessary shareholder approval, has been executed by duly authorized officers or agents of such Noteholder, and constitutes a valid and binding agreement of such Noteholder, enforceable in accordance with its terms.

              (iii) The execution, delivery, and performance by such Noteholder of this Escrow Agreement will not violate, conflict with, or cause a default under the organizational documents of such Noteholder, any applicable law or regulation, any court order or administrative ruling or decree to which such Noteholder is a party or any of its property is subject.

              (iv) The applicable person named in the definition of such "Noteholder's Representative" has been duly appointed to act as the Representative of such Noteholder hereunder and has full power and authority to execute, deliver, and perform this Escrow Agreement, to execute and deliver any Certificate of Allowed Amount and Direction, Joint Written Direction or Removal Written Direction, to amend, modify or waive any provision of this Agreement and to take any and all other actions as such Noteholder's Representative under this Agreement, all without further consent or direction from, or notice to, such Noteholder or any other party.

              (v) No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof.

              (vi) All of the representations and warranties of such Noteholder contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from such Noteholder's Escrow Funds.

    b. The Company makes the following representations and warranties to Escrow Agent:

              (i) The Company has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder;

              (ii) This Escrow Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms.

              (iii) The execution, delivery, and performance by the Company of this Escrow Agreement will not violate, conflict with, or cause a default under the charter or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which the Company is a party or any of its property is subject.

              (iv) Bruce Armstrong has been duly appointed to act as the Representative of the Company hereunder and has full power and authority to execute, deliver, and perform this Escrow Agreement, to execute and deliver any Company Certification of Non-Allowed Claim and Direction, Joint Written Direction or Removal Written Direction, to amend, modify or waive any provision of this Agreement and to take any and all other actions as the Company's Representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

              (v) No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is or will be on file in any jurisdiction naming the Company as Debtor and claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

              (vi) All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement form the Escrow Funds.


    12. CONSENT TO JURISDICTION AND VENUE. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the Bankruptcy Court shall have exclusive jurisdiction over any such proceeding. The parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of the Bankruptcy Court specified herein and agree to accept service or process to vest personal jurisdiction over them in any of these courts.

    13. NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the party to be notified as follows:

    If to Company at:   Scott Cable Communications, Inc.
                        c/o American Cable Entertainment
                        Four Landmark Square
                        Suite 302
                        Stamford, Connecticut 06901
                        ATTENTION: Bruce Armstrong, President
                        Facsimile Number: (203) 325-3110

    If to the CIG
    Representative at:  James R. Kuzemchak
                        Managing Director
                        Private Securities (S-307)
                        CIGNA Investments, Inc.
                        900 Cottage Grove Road
                        Hartford, CT 06152-2307
                        Facsimile Number:  (860) 726-7203


    If to the MetLife
    Representative at:  Jacqueline D. Jenkins

                        Vice President
                        Metropolitan Life Insurance Company
                        334 Madison Avenue
                        Convent Station, NJ  07961
                        Facsimile Number:  (201) 254-3055

    If to the Escrow
    Agent at:           First Union Bank of Connecticut, as Escrow Agent
                        Corporate Trust Administration
                        10 State House Square, 2nd floor
                        Hartford, CT 06103-3698
                        ATTENTION:  W. Jeffrey Kramer
                        Facsimile Number:  (860) 247-1356

or to such other address as each party may designate for itself by like notice.

    14. AMENDMENT OR WAIVER. This Escrow Agreement may be changed, waived, discharged or terminated only by a writing signed by the Representatives and Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

    15. SEVERABILITY. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

    16. GOVERNING LAW. This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of New York without giving effect to the conflict of laws principles thereof.

    17. ENTIRE AGREEMENT. This Escrow Agreement constitutes the entire agreement between the parties relating to the holding, investment and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of Escrow Agent with respect to the Escrow Funds.

    18. BINDING EFFECT. All of the terms of this Escrow Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Company, the Noteholders, the Representatives and Escrow Agent.

    19.  EXECUTION IN COUNTERPARTS.  This Escrow Agreement and any Joint
Written Direction or Removal Direction may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement or direction.

    20. TERMINATION. Upon the first to occur of the disbursement of all amounts in the Escrow Funds pursuant to this Agreement or the disbursement of all amounts in the Escrow Funds into court pursuant to SECTION 5 hereof, this Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

    21. DEALINGS. The Escrow Agent and any stockholder, director, officer or employee of the Escrow Agent may buy, sell and deal in any of the securities of the Company or any Noteholder and become pecuniarily interested in any transaction in which the Company or any Noteholder may be interested, and contract and lend money to the Company or any Noteholder and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for the Company or any Noteholder or for any other entity.

    IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.

WITNESS:                                    SCOTT CABLE COMMUNICATIONS, INC.

/s/LEWIS ELDRIDGE                           By: /s/BRUCE A. ARMSTRONG
--------------------------------               -----------------------------
                                               Bruce A. Armstrong, President

WITNESS:                                    CIG & CO.


/s/BEVERLY B. JENSEN                        By: /s/JAMES R. KUZEMCHAK
--------------------------------               ------------------------------
                                               James R. Kuzemchak, Partner

WITNESS:                                    METROPOLITAN LIFE INSURANCE COMPANY




/s/DAVID FELDMAN                            By: /s/JACQUELINE D. JENKINS
--------------------------------               ------------------------------
                                               Jacqueline D. Jenkins
                                               Vice President



                                       FIRST UNION BANK OF CONNECTICUT,
                                        AS ESCROW AGENT




                                       By:  /s/W. JEFFREY KRAMER
                                               ------------------------------
                                               W. Jeffrey Kramer
                                               Vice President